Oakhurst Strategic Defined Risk Fund

Institutional Class	OASDX
Advisor Class	OASRX

PROSPECTUS
August 1, 2016
As Supplemented August 12, 2016

A series of Series Portfolios Trust (the “Trust”)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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OAKHURST STRATEGIC DEFINED RISK FUND SUMMARY SECTION

Investment Objective
The Oakhurst Strategic Defined Risk Fund (the “Fund”) seeks capital appreciation while seeking to limit short-term risk.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Oakhurst family of funds. More information about these and other discounts is available from your financial professional and in How to Purchase Shares of the Fund: Advisor Class Shares on page 19 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)
Shareholder Servicing Fee	0.10%	0.10%
All Remaining Other Expenses	0.87%	0.87%
Total Other Expenses	0.97%	0.97%
Acquired Fund Fees and Expenses(1),(2)	1.08%	1.08%
Total Annual Fund Operating Expenses	3.05%	3.30%
Less: Fee Waiver and/or Expense Reimbursement	-0.47%	-0.47%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	2.58%	2.83%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(2)
Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) because the financial statements include only the direct operating expenses incurred by the Fund.

(3)
Oakhurst Advisors, LLC (“Oakhurst”, or the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.50% and 1.75% of average daily net assets of the Fund’s Institutional Class and Advisor Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least August 1, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three fiscal years from the date they were waived or paid, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Caps (i) in effect at the time of the waiver or (ii) in effect at the time of recoupment.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first two years). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$261	$845
Advisor Class	$852	$1,448

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Advisor seeks to achieve the Fund’s investment objective by pursuing a variety of alternative investment strategies, including hedging strategies. The Advisor implements the strategies primarily through a “fund of funds” structure by allocating Fund assets among one or more investment companies, including mutual funds, exchange-traded funds (“ETFs”) and hedge funds (including real estate hedge funds) (the “Underlying Funds”). The Fund may, at times, also implement these strategies directly. The Fund invests principally in unaffiliated open-end investment companies. The Advisor seeks to deliver risk-adjusted returns relative to the overall equity market, as reflected in the MSCI All Country World Index, during a wide range of market conditions. The Advisor invests in Underlying Funds that expose the Fund to a variety of alternative investment strategies including, but not limited to, (i) long/short strategies that combine long investments with short sales; (ii) market neutral strategies designed to produce consistent returns regardless of market conditions; (iii) opportunistic strategies that allow the Fund to capitalize on changing market conditions; (iv) credit and derivatives strategies that seek to use leverage to increase potential gains; and (v) and global macro strategies, which represent a variety of globally-oriented or international-focused long/short equity strategies.

The selection of and allocation among the Underlying Funds are determined by the Advisor through a proprietary methodology to seek low volatility risk-adjusted returns using quantitative and qualitative factors.  The qualitative investment process seeks to determine overall market conditions and identify a universe of Underlying Funds in which the Fund may invest.  Factors considered in the qualitative analysis of potential Underlying Funds may include, but are not limited to, analysis of an investment company’s process and methodology for selecting investments, underlying philosophy driving its investments, and investment personnel.  The quantitative selection process seeks to identify those Underlying Funds that may provide better risk-adjusted returns relative to the overall equity market.  Among other factors, the quantitative selection process takes into account an Underlying Fund’s expense ratio, as well as the after-expense performance of the Underlying Fund as measured daily at the close of the New York Stock Exchange (“NYSE”).

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Volatility is a measure of the fluctuations in a financial instrument’s value over time and greater volatility typically results from rapid price swings. The Advisor intends on maintaining the portfolio’s volatility at roughly 30-70% of the volatility of the MSCI All Country World Index under normal market conditions, which the Advisor uses as a representation of the overall equity markets. For example, if the volatility of the MSCI All Country World Index is 16%, then the Advisor intends on maintaining the Fund’s volatility between 4.8% and 11.2% (30% of 16% and 70% of 16%, respectively).  The Advisor reserves the ability to manage the Fund’s assets below or above the 30-70% volatility range based on market conditions.

The Fund will invest primarily through other investment companies, including ETFs, which may in turn invest in stocks, options, futures, and fixed-income securities, including fixed-incomes securities that are below investment grade, also referred to as high yield securities or “junk” bonds, (i.e., securities that receive low ratings from independent rating agencies, such as those rated lower than BBB- by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Advisor), in proportions consistent with the Advisor's evaluation of their expected risks and returns. The fixed-income securities in which the Fund invests may have maturities or duration of any length and may have variable and floating interest rates. The Fund may invest without regard to market capitalization and/or geographic location.  The Fund’s strategy is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.  The Fund may also invest directly in illiquid securities (limited to 15% of the Fund’s net assets), including limited partnership interests.  To a limited extent, such illiquid investments may include hedge funds, which are private funds that charge a performance fee and which the Fund may consider to be illiquid depending on the judgment of the Advisor and procedures adopted by the Board. The Fund may also invest in other private funds that are considered more liquid.  The Fund, through the Underlying Funds, may also short sell securities based on market conditions. Though not a principal part of its strategy, the Fund may, at times, invest directly in each of these types of securities, except that the Fund will not short sell securities that it holds directly. The Fund may, however, invest directly in inverse ETFs.

While the Fund is considered diversified, it may invest a single Underlying Fund or small group of issuers.

Investment Process. When reviewing investment opportunities for the Fund, the Advisor considers various factors regarding the Underlying Funds including macroeconomic conditions, corporate earnings of the Underlying Funds’ holdings, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Advisor may allocate the Fund’s investments between Underlying Funds that invest in equity and fixed-income securities at its discretion, without limitation.

Investment selection for the Fund is driven by the Advisor’s quantitative and qualitative analysis of market conditions, the Advisor’s perception of investor sentiment and investment flows. Once the Advisor has identified target allocations given market conditions, it seeks to implement those allocations in an effort to achieve risk-adjusted Fund returns while also reducing volatility.

The Advisor makes buy and sell decisions primarily based on the assessment of current market conditions and future expectations. In addition, investments selected are expected to meet their goals over time. Generally, when an investment underperforms for two quarters the Advisor will sell such holdings unless the Advisor determines there is a justification for continued investment.

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Principal Risks of Investing in the Fund

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. Also, as a result of the Fund’s investment in the Underlying Funds, the Fund is indirectly exposed to the risks of the securities held by, and other investments made by, the Underlying Funds. The following principal risks apply to the Fund directly or indirectly through its investment in an Underlying Fund:

Alternative Strategies Risk. Alternative investment strategies involve the use of unconventional investment techniques.  Such unconventional strategies may include investments in options strategies that may create asymmetrical exposure to equity markets that, for example, would include limiting downside exposure at the expense of potential upside gains, passive assets that are weighted by factors other than market capitalization, and funds that concentrate specifically in one sector. There is no guarantee that these strategies will succeed and their use may lead to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks specific to these strategies, which are in addition to more conventional market risks. These include but are not limited to leverage risk and the risks described under “Derivatives Risk” and “Short Sales Risk”.

Common Stocks Risk. Investments in common stocks may fluctuate in value as a response to many factors, including, but not limited to, the activities of the individual companies, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject investors to potential losses.

Convertible Securities Risk. Convertible securities are securities that may be converted into another (e.g., preferred stock that earns interest and may be converted into common stock of the same issuer). An Underlying Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Derivatives Risk. The Fund may be exposed to derivatives indirectly through its investments in other investment companies.  The derivative instruments in which the Underlying Funds invest may include but are not limited to swaps, options, forwards and futures. Derivative instruments, whose value is derived from the value of an underlying asset, interest rate, or index, involve risks different from direct investments in the underlying securities (such as imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid).

•
Swap Agreement Risk.   Swaps are agreements to exchange cash flows. The Underlying Funds may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.

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Duration Risk. The Fund may invest in fixed income securities of any maturity or duration. Longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•
Variable Floating Rates Risk.  Because the Fund may invest in fixed income securities with variable and floating interest rates, the Fund may be susceptible to variable rate securities which provide for a periodic adjustment in the interest rate paid on the securities.  The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.  Variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time.  Such securities also may lose value.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

Futures and Options Risk. Using futures and options may increase a portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative's value do not correspond to changes in the value of a fund’s other investments, that fund may not fully benefit from or could lose money on the derivative position.

General Market Risk. The net asset value and investment return of funds will fluctuate based upon changes in the value of its portfolio securities. Certain securities held at a certain time may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Hedge Fund Risk. Hedge funds pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, significant or complete loss of invested capital in one or more hedge funds is possible. The Fund’s investments in hedge funds may include real estate hedge funds, which may be more closely linked to the performance of the real estate market than other hedge funds. As a result, real estate hedge funds may be susceptible to risks of default, prepayment, and changes in property values due to changes in interest rates and demand for real and rental property. A shareholder will also bear fees and expenses charged by these underlying funds in addition to direct fees and expenses.  In addition, interests in a hedge fund are generally considered illiquid.

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Limited Partnership Interest Risk.  As part of the Fund’s investments in hedge funds, the Fund may invest in limited partnership interests. There may be fewer protections afforded to investors in a limited partnership than investors in a corporation.  In addition, limited partnerships may be subject to state taxation in certain jurisdictions which may reduce the amount of income paid by the limited partnership to its investors.  In addition, investments in limited partnerships may be illiquid and may not have daily pricing information available for their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.

High Yield or “Junk” Bond Risk. High yield securities that are below investment grade, often called “junk bonds,” are speculative, have a higher risk of default or may be in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to the effects of adverse events and negative sentiments.

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Illiquidity Risk.   Some investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the value of a Fund or prevent the Fund from taking advantage of other investment opportunities.  Also, an inability to sell securities may affect the Fund’s ability to meet redemption requests.

Interest Rate Risk. A rise in interest rates may cause a decline in the value of fixed income securities and preferred stocks, especially bonds with longer maturities.   A decline in interest rates may cause a Fund to experience a decline in its income.

Investment Advisor Risk.  The Advisor was recently formed and registered with the U.S. Securities and Exchange Commission (“SEC”). The Advisor does not have previous experience managing an investment company registered under the 1940 Act.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Advisor’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.

Investing in Other Investment Companies Risk. The Fund’s investments in other investment companies, including ETFs (which may include inverse ETFs), closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio.  Inverse ETFs are constructed to allow the Fund to profit from a decline in the value of the benchmark underlying the inverse ETF. Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies.

Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk. The Fund, either directly or indirectly, may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage”, is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with Advisor’s investment practices, such as using short sales, derivatives or other instruments where the risk of loss exceeds the amount invested.

Micro-Cap Securities Risk.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.

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New Fund Risk.  The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Short Sales Risk. Short sales are considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales also subject a Fund to leverage risk (i.e., the risk that losses could well exceed a Fund’s investment).

Small-Cap and Mid-Cap Securities Risk. Investing in securities of small-cap and mid-cap companies involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Valuation Risk. The sales price the Fund or its Underlying Funds could receive for any particular portfolio investment may differ from the valuation of the investment by the Fund or an Underlying Fund, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.oakhurstfunds.com or by calling the Fund toll-free at 844-OAKHRST (844-625-4778). As of the date of this Prospectus, the Fund’s website is not operational.

Management

Investment Advisor
The Fund's investment advisor is Oakhurst Advisors, LLC.

Portfolio Managers
The Fund’s portfolio is managed on a day-to-day basis by Portfolio Manager Jason Ozur and Portfolio Manager Jeffrey Garden. Both Messrs. Ozur and Garden have served as portfolio managers of the Fund since its inception in August of 2016.

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Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to Oakhurst Strategic Defined Risk Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 844-OAKHRST (844-625-4778), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000	$1,000
Minimum Subsequent Investment	$250	$250

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESMENT STRATEGIES AND RELATED RISKS

The Fund seeks capital appreciation while seeking to limit short-term risk. The Fund’s objective is not fundamental, and may be changed without shareholder approval.

Principal Investment Strategies
The Advisor seeks to achieve the Fund’s investment objective by pursuing a variety of alternative investment strategies, including hedging strategies. These strategies include but are not limited to:

•	Long/Short - Long/Short strategies combine long investments with short sales in the pursuit of opportunities in rising or declining markets.

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Market Neutral - Market neutral strategies seek to produce consistent returns regardless of market conditions, and typically involve taking long and short positions in closely related instruments, the price movements of which are expected to be significantly correlated.

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Opportunistic - Opportunistic strategies seek to generate alpha (the incremental return that active fund managers seek to earn above market benchmarks) by moving between growth investing and value investing whenever they believe that market conditions favor one or the other. For example, a manager may switch from a growth to a value strategy when the manager believes that the momentum for growth stocks is slowing and valuations in growth stocks have reached unsustainable levels. Conversely, a manager may adopt a growth strategy when the manager believes the economic data indicates the presence of catalysts that favor growth stocks. The Fund uses growth, value, and other strategies as guidelines for selecting the Underlying Funds given the market conditions, but does not routinely invest based on a specific style of investing such as growth or value.

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Credit and Derivatives - Credit and Derivatives strategies seek to employ the use of leverage and derivative instruments to increase potential gains, which will also increase potential losses.  As noted below, the Fund will invest in equity or fixed-income options, futures contracts and convertible securities and may invest its total assets indirectly through the Underlying Funds in swap agreements.

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Global Macro - Global Macro strategies seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented or international (non-US) focused long/short equity strategies. Certain investment managers may also make investments in emerging markets.

The Advisor implements the strategies primarily through a “fund of funds” structure by allocating Fund assets among one or more Underlying Funds, including mutual funds, ETFs and hedge funds (including real estate hedge funds). The Fund may, at times, also implement these strategies directly. The Fund invests principally in unaffiliated open-end investment companies. The Advisor seeks to deliver risk-adjusted returns relative to the overall equity market, as reflected in the MSCI All Country World Index, during a wide range of market conditions through the utilization of an actively managed methodology.  The methodology is designed to monitor the performance of each underlying investment on a daily basis.

The selection of and allocation among the Underlying Funds are determined by the Advisor through a proprietary methodology to seek low volatility risk-adjusted returns using quantitative and qualitative factors.  The qualitative investment process seeks to determine overall market conditions and identify a universe of Underlying Funds in which the Fund may invest.  Factors considered in the qualitative analysis of potential Underlying Funds may include, but are not limited to, analysis of an investment company’s process and methodology for selecting investments, underlying philosophy driving its investments, and investment personnel.  The quantitative selection process seeks to identify those Underlying Funds that may provide better risk-adjusted returns relative to the overall equity market.  Among other factors, the quantitative selection process takes into account an Underlying Fund’s expense ratio, as well as the after-expense performance of the Underlying Fund as measured daily at the close of the NYSE.  The Advisor anticipates a targeted overall volatility of the Fund’s portfolio of 30-70% of equity markets, as measured by the MSCI All Country World Index, under normal market conditions, which the Adviser uses as a representation of the overall equity markets.  The Advisor reserves the ability to manage the Fund’s assets below or above the 30-70% volatility range based on market conditions.

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The Fund will invest primarily through Underlying Funds, including ETFs, which may in turn invest in stocks, options, futures, and fixed-income securities in proportions consistent with the Advisor’s evaluation of their expected risks and returns. The Fund may invest without regard to market capitalization and/or geographic location. The Fund utilizes a strategy that seeks to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.  The Fund may also invest directly in illiquid securities (limited to 15% of the Fund’s net assets), including limited partnership interests. To a limited extent, such illiquid investments may include hedge funds, which are private funds that charge a performance fee and which the Fund generally considers to be illiquid. The Fund may also invest in other private funds that are considered more liquid. The Fund, through the Underlying Funds, may also short sell securities based on market conditions. Though not a principal part of its strategy, the Fund may, at times, invest directly in each of these types of securities, except that the Fund will not short sell securities that it holds directly. The Fund may, however, invest directly in inverse ETFs.

While the Fund is considered diversified, it may invest a single Underlying Fund or small group of issuers.

The Fund’s equity securities investments (both direct and indirect) may include common and preferred stocks of United States or foreign companies of any size. The Fund may invest its total assets (directly or indirectly) in equity securities of foreign companies of any size, including total assets (directly or indirectly) in securities issued by corporations located in developing or emerging markets. The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Also, with respect to the Fund’s total assets, the Fund through the Underlying Funds may engage in short sales of securities to profit from an anticipated decline in the price of the securities sold.

Under normal market conditions, the Fund’s investments in fixed-income securities (both direct and indirect) consist of investment grade corporate bonds, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities. However, the Fund may invest up to 50% of its total assets (both directly and indirectly) in fixed income securities that are below investment grade, commonly referred to as “high yield debt” or “junk bonds”. Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as those rated lower than BBB- by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Advisor. If independent rating agencies assign different ratings to the same security, the Advisor will determine which rating is more appropriate, based on market conditions. The fixed-income securities in which the Fund invests may have maturities or duration of any length and may have variable and floating interest rates. The Fund may also invest in zero-coupon bonds, without limitation.

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In addition, the Fund may invest its total assets indirectly through the Underlying Funds in equity or fixed-income options, futures contracts and convertible securities, or swap agreements.

Investment Process. When reviewing investment opportunities for the Fund, the Advisor considers various factors regarding the Underlying Funds, including macroeconomic conditions, corporate earnings of the Underlying Fund’s holdings, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Advisor may allocate the Fund’s investments between Underlying Funds that invest in equity and fixed-income securities at its discretion, without limitation.

Investment selection for the Fund is driven by the Advisor’s quantitative and qualitative analysis of market conditions, the Advisor’s perception of investor sentiment and investment flows. Once the Advisor has identified target allocations given market conditions, it seeks to implement those allocations in an effort to achieve risk-adjusted Fund returns while also reducing volatility.

The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis. The Advisor may also sell or reduce a position in a security if its quantitative analysis demonstrates a change in market conditions or suggested allocations.

Principal Risks

Losing all or a portion of your investment is a risk of investing in the Fund. Also, because the Fund invests directly in Underlying Funds, which, in turn, invest directly in or have exposure to equity and debt securities and other asset categories, the following principal risks are those of the Fund and Underlying Funds, as appropriate. As a result of the Fund’s direct investment in the Underlying Funds, the Fund is indirectly exposed to the risks of the securities held by and other investments made by the Underlying Funds. The following risks could affect the value of your investment:

Alternative Strategies Risk. Alternative investment strategies involve the use of unconventional investment techniques. There is no guarantee that these strategies will succeed and their use may lead to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks specific to these asset classes in addition to more conventional market risks. These include but are not limited to leverage risk and the risks described under “Derivatives Risk” and “Short Sales Risk”. In addition, employing alternative strategies raises the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.  For example, with respect to credit strategies, an issuer may default or may be unable to make interest and dividend payments when due.

Common Stocks Risk. Investments in common stocks may fluctuate in value as a response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject investors to potential losses. In addition, investments in common stocks are subject to the risk that in the event a company is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the holders of common stock.  It is possible that all assets of that company will be exhausted before any payments are made.

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Convertible Securities Risk. Convertible securities are securities that may be converted into another (e.g., preferred stock that earns interest and may be converted into common stock of the same issuer). An Underlying Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk. The Fund may be exposed to derivatives indirectly through its investments in Underlying Funds.  The Underlying Funds in which the Fund invests utilize various types of derivatives including but not limited to swaps, options, forwards and futures. Derivative instruments, whose value is derived from the value of an underlying asset, interest rate, or index, involve risks different from direct investments in the underlying securities (imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid). Adverse changes in the value or level of the underlying asset or index can result in a loss to the Fund substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

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Futures and Options Risk. Using futures and options may increase an Underlying Fund’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative's value do not correspond to changes in the value of the Underlying Fund’s other investments, the Underlying Fund, and therefore the Fund, may not fully benefit from or could lose money on the derivative position. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Underlying Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Underlying Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Swap Agreement Risk.   The Underlying Fund’s in which the Fund may invest may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. In addition, there is the risk that the securities may be paid off earlier or later than expected; either situation could cause a Fund to hold securities paying lower-than-market rates of interest, which could affect the Fund’s yield or share price, sometimes negatively.

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Duration Risk. The Fund may invest in fixed income securities of any maturity or duration. Longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

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Variable Floating Rates Risk.  Because the Fund may invest in fixed income securities with variable and floating interest rates, the Fund may be susceptible to variable rate securities that provide for a periodic adjustment in the interest rate paid on the securities.  The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.  Variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time.  Such securities also may lose value.

Foreign Securities and Emerging Markets Risk. Foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations which may all have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, there may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

General Market Risk. The net asset value and investment return of Funds will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by a Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time. Prices may fluctuate widely over short or extended periods in response to company, market or economic news.  Markets also tend to move in cycles, with periods of rising and falling prices.  If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Hedge Fund Risk. Hedge funds pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, significant or complete loss of invested capital in one or more hedge funds is possible. The Fund’s investments in hedge funds may include real estate hedge funds, which may be more closely linked to the performance of the real estate market than other hedge funds. As a result, real estate hedge funds may be susceptible to risks of default, prepayment, and changes in property values due to changes in interest rates and demand for real and rental property. A shareholder will also bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  In addition, interests in a hedge fund are likely to be illiquid. Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss.

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Limited Partnership Interest Risk.  As part of the Fund’s investments in hedge funds, the Fund may invest in limited partnership interests. The risks of investing in a limited partnership are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation.  In addition, limited partnerships may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the limited partnership to its investors.  In addition, investments in limited partnerships may be illiquid and may not have daily pricing information available for their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.

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High Yield or “Junk” Bond Risk. High yield securities that are below investment grade, often called ”junk bonds,” are speculative, have a higher risk of default or may be in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to the effects of adverse events and negative sentiments. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors or a higher profile default.

Illiquidity Risk.   The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult to determine a fair value of an illiquid investment than that of a more liquid comparable investment. Some illiquid investments may not be readily sold at the desired time or price, and may be sold at a lower price or may not have a sufficient market to be sold at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from taking advantage of other investment opportunities.  Also, an inability to sell securities may affect the Fund’s ability to meet redemption requests.

Interest Rate Risk. A rise in interest rates may cause a decline in the value of fixed income securities and preferred stocks, especially bonds with longer maturities.   A decline in interest rates may cause a decline in income for funds investing in fixed income securities and preferred stocks. Loss of money is possible if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

Investment Adviser Risk. The Advisor was recently formed and registered with the SEC. The Advisor does not have previous experience managing an investment company registered under the 1940 Act.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. In addition, the Advisor’s investment methodology may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another methodology or investment strategy.

Investing in Other Investment Companies Risk. Investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the investment will fluctuate in response to the performance of such portfolio.  Shareholders will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies.

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Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk. The Fund, either directly or indirectly, may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as ”leverage,” is speculative and can involve significant risk of loss. The use of leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Leverage may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, leverage will cause the Fund to incur interest expenses and other fees which will reduce the Fund’s returns if such costs exceed the returns on the securities purchased or retained with such borrowings. The Fund is also subject to leverage risk in connection with the Advisor’s investment practices, such as using short sales, derivatives or other instruments where the risk of loss exceeds the amount invested.

Micro-Cap Securities Risk. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations. In addition, micro-cap securities are often so thinly traded that reliable market quotations are unavailable due to infrequent trading.

New Fund Risk.  The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Preferred Stock Risk. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer.  Shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a  portfolio is overweighted in a certain industry, any negative development affecting that industry will have a greater impact on the portfolio than another that is not overweighted in that industry. Investing more heavily in a particular sector subjects investors to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Short Sales Risk. Short sales are considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales also subject an investor to leverage risk (i.e., the risk that losses could well exceed the Fund's investment).  A short sale is initiated by selling a security that has been borrowed (typically from a broker or other institution).  If the market price of a security increases after the security has been borrowed, a Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.  In addition, the security may not always be available to borrow at a particular time or at an acceptable price.  Before a Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily.  This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.  The Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.  Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

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Small-Cap and Mid-Cap Securities Risk. Investing in small-cap and mid-cap companies involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small-cap and mid-cap companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies.

Valuation Risk. The sales price the Fund or an Underlying Funds could receive for any particular portfolio investment may differ from the valuation of the investment by the Fund or an Underlying Funds, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, under-collateralization and/or errors in calculation of the Fund’s net asset value.

Non-Principal Investment Strategy

Temporary Defensive Positions.   The Fund, as well as the underlying investment companies in which the Fund invests, may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund (or its underlying investment companies) may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund (or its underlying investment companies) takes a temporary defensive position, the Fund may not be able to pursue its investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund's Statement of Additional Information (“SAI”) and on the Fund's website at www.oakhurstfunds.com. As of the date of this Prospectus, the Fund’s website is not yet operational.

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MANAGEMENT OF THE FUND

Investment Advisor

The Fund’s investment advisor is Oakhurst Advisors, LLC, located at 9100 Wilshire Boulevard, Suite 360 West, Beverly Hills, CA 90212. The Advisor is an investment advisory firm formed in 2014 and registered with the SEC in 2016.

The Advisor is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1% of the Fund’s average daily net assets.

In addition, the Advisor has contractually agreed to reduce its management fees and/or absorb expenses of the Fund until at least August 1, 2018 to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) will not exceed 1.50%, and 1.75% of the daily average net assets of the Fund’s Institutional Class and Advisor Class shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three fiscal years after the fees have been waived or reimbursed), subject to the lesser of the expense limitation in place (i) at the time of the waiver or (ii) at the time of the recoupment.

The Fund and the Advisor have requested, or intend to request, that the U.S. Securities and Exchange Commission grant an order that allows the Advisor to hire sub-advisers with the approval of the Board, but without shareholder approval. The order would be subject to certain conditions, including that the Fund would notify shareholders and provide them with certain information upon the hiring of a sub-adviser.  Until that order is granted, shareholder approval is required if the Advisor hires a sub-adviser.  However, there is no guarantee that such an order will be issued.

A discussion regarding the Board’s initial approval of the Investment Advisory Agreement will be available in the Fund’s first semi-annual report to shareholders for the period ended November 30, 2016.

Portfolio Managers

Jason Ozur is a Senior Managing Director of the Advisor. Mr. Ozur has also served as Senior Managing Director, Chief Investment Officer of Lido Advisors, LLC since 2009.  He has over 15 years of investment experience. Mr. Ozur is a licensed CPA (inactive) and holds the Series 65 license.

Jeffrey Garden is a Portfolio Manager of the Advisor.  Mr. Garden also serves as a Senior Analyst at Lido Advisors, LLC since 2014. From 2011 to 2013, he served as an investment advisor at Union Bank of Israel. Mr. Garden has over 6 years of investment experience and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

ADDITIONAL PAYMENTS TO DEALERS

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund, including affiliates of the Advisor. Such payments and compensation are in addition to any service fees paid by the Fund. These additional cash payments are generally made to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediaries. Cash compensation may also be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediaries provide shareholder services to the Fund’s shareholders. The Manager or Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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SHAREHOLDER INFORMATION

Pricing Fund Shares

Net Asset Value. Shares of the Fund are sold at its net asset value (“NAV”), plus any applicable sales charge. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated ordinarily as of the scheduled close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “How to Purchase Shares of the Fund”) by the transfer agent, or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing. Occasionally, market quotations are not readily available or are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

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HOW TO PURCHASE SHARES OF THE FUND

Minimum Investment

To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$25,000	$250
Advisor Class	$1,000	$250

Minimum initial and subsequent purchase amounts may be reduced or waived by the Advisor for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, employees of the Advisor and its affiliates and their family members, investment advisory clients of the Advisor, and current or former Trustees of the Trust and their family members.  Certain financial intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Choosing a Share Class

This Prospectus describes two classes of shares offered by the Fund: Institutional Class and Advisor Class shares.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment amounts.  Each class of shares of the Fund represents an interest in the Fund’s portfolio of investments.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Institutional Class Shares. Institutional Class shares do not carry a sales charge.  Institutional Class shares are available for purchase at the NAV per share next determined after your order is received by either the Fund’s transfer agent or a financial intermediary and have an initial investment minimum of $25,000.

The following persons will be eligible to invest in Institutional Class shares:
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Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and

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Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Advisor and its affiliated companies.

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Advisor Class Shares. Advisor Class shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  Advisor Class shares are also subject to Rule 12b-1 fees (or distribution fees) of 0.25% of average daily net assets the average daily net assets, which is assessed against the shares of the Fund.

If you purchase Advisor Class shares of the Fund you will pay the offering price which is the NAV next determined after your order is received by either the Fund’s transfer agent or a financial intermediary, plus a front-end sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Advisor Class share purchases above certain dollar amounts, known as “breakpoint thresholds,” the offering price is lower for these purchases.  The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.50%	5.26%	4.75%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

(1)	The offering price includes the front-end sales charge. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	Advisor Class shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% Contingent Deferred Sales Charge (“CDSC”), if they are redeemed within 18 months from the date of purchase. For purposes of calculating the CDSC, the start of the 18-month holding period is the first day of the month in which the purchase was made. The CDSC may be waived in certain circumstances.

Advisor Class Sales Charge Reductions and Waivers. You may be able to reduce the sales charge on Advisor Class shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to inform the Fund or financial intermediary that you may be eligible for a reduction and to provide appropriate proof of eligibility.

Reinvested Distributions:  You pay no sales charges on Advisor Class shares you buy with reinvested distributions from Advisor Class distributions from the Fund.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period. Reinvested distributions do not count as purchases made during this period.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  The Fund will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Advisor Class shares as of the expiration date.  Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount.

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Rights of Accumulation (“ROA”):  You may combine the value at the current offering price of Advisor Class shares of the Fund with a new purchase of Advisor Class shares of the Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Advisor Class shares at NAV without a sales charge:
•	Current and retired employees, directors/trustees and officers of:
o	The Advisor and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.
•	Current employees of:
o	Broker-dealers who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Advisor Class shares purchases.

Information regarding the Fund’s sales charges, breakpoint thresholds and waivers is not separately available on the Fund’s website because the Fund’s Prospectus, in which this information is disclosed, is available on the website.

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Converting to Institutional Class Shares.  You may convert Advisor Class shares to Institutional Class  shares at any time if you would be otherwise eligible to purchase Institutional Class shares.  To request a conversion, please contact the Fund’s transfer agent at 844-OAKHRST (844-625-4778) or mail your request to:

For regular mail delivery:	For an overnight delivery:
Oakhurst Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Oakhurst Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order.  “Good order” means your request includes:

▪	the name of the Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to Oakhurst Funds

All purchases by check must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the transfer agent will assess a $25 fee against your account.  You will also be responsible for any losses suffered by the Fund as a result.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail

For direct investments through the Fund’s transfer agent, you should:
•	Complete and sign the account application;
•	To open an account, write a check payable to: “Oakhurst Funds”
•	Send your account application and check to one of the addresses listed below;
•
For subsequent investments, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the Fund in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

For regular mail delivery:	For an overnight delivery:
Oakhurst Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Oakhurst Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Purchase by Wire

If you are making your first investment in the Fund, before you wire funds, please contact the transfer agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number. Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 844-OAKHRST (844-625-4778) to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Oakhurst Funds
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. You will receive the NAV for the day that your wired funds have been received by the transfer agent. Wired funds must be received prior to the close of the NYSE generally 4:00 p.m., Eastern Time, to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund at 844-OAKHRST (844-625-4778).

Purchase by Telephone

If you did not decline telephone transactions on your account application, if you included a voided check, and your account has been open for at least 15 calendar days, you may purchase additional shares in the amount of $250 or more from your bank account upon request by telephoning the Funds toll-free at 844-OAKHRST (844-625-4778). Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE, generally 4:00 p.m. Eastern Time, shares will be purchased at the NAV next calculated, plus any applicable sales charge. For security reasons, requests by telephone are recorded.

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Automatic Investment Plan

If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $25,000 for Institutional Class shares or $1,000 for Advisor Class shares.  Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $250.  If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.  If your bank rejects your payment, the transfer agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application.  Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

Purchases Placed with Financial Intermediaries

You may buy and sell shares of the Fund through certain financial intermediaries. Your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus.  The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. The Fund will be deemed to have received a purchase order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

Distribution (12b-1) Fees

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Advisor Class shares of the Fund.  The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders. Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

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HOW TO REDEEM SHARES OF THE FUND

Redeeming Shares

If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until your check has cleared, which may take up to 15 calendar days. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. Please note that certain fees may apply depending on the timing or manner in which you redeem shares. Requests to redeem shares are processed at the NAV next calculated after the transfer agent or your financial intermediary receives your request in good order.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redeem by Mail

To redeem by mail, please:

•	Provide your name and account number;
•	Specify the number of shares or dollar amount to be redeemed and the Fund name or number;
•
Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

•	Send your request to the appropriate address as given under “Purchasing by Mail”.

Redeem by Telephone

Unless you declined the option on your account application, you may redeem your shares of the Fund by telephone. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Fund’s transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 844-OAKHRST (844-625-4778) between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. If you have a retirement account, you may not redeem shares by telephone. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

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Systematic Withdrawal Program

The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $25,000 for Institutional Class shares and $1,000 for Advisor Class shares, and the minimum payment amount is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 844-OAKHRST (844-625-4778) for additional information regarding the SWP.

Through a Financial Intermediary

You may redeem the Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

ACCOUNT AND TRANSACTION POLICIES

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding market timing and excessive trading. The Fund discourages market timing; excessive, short-term trading; and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at its request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $100 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check Clearance

The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you may be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the transfer agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions

The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

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Signature Guarantees

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemption requests in excess of $250,000, unless paid via wire;
•	If a change of address request has been received by the transfer agent within the last 30 calendar days;
•	When requesting a change in ownership on your account; and
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 844-OAKHRST (844-625-4778) if you need additional assistance when completing your account application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

No Certificates

The Fund does not issue share certificates.

Right to Reject Purchases

The Fund reserves the right to reject any purchase in whole or in part. The Fund may cease taking purchase orders at any time when the Advisor believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

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Redemption In-Kind

The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts

To reduce expenses, the Fund may redeem an account if the total value of the account falls below $1,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption.  Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 844-OAKHRST (844-625-4778) to request individual copies of these documents. The Fund will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Unclaimed Property

Mutual fund accounts may be transferred to an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. To help protect their accounts, shareholders should keep their accounts up-to-date and active.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year.  You will be informed annually of the amount and nature of the Fund’s distributions.  If you sell or exchange your Fund shares, it is a taxable event for you.  An exchange of shares between the Funds by you is treated as a taxable sale.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction.  You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral.  Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain.  The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund.  The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income).  You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such capital gains and dividends may also be subject to state or local taxes.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

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Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the total assets of the Fund consist of stock or securities of foreign corporations, the Fund intends to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually.  In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.  However, no assurances can be given that distributions will be sufficient to eliminate all taxes.  Please note, however, that the objective of the Fund is growth of capital, not the production of distributions.  You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash.  If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

Oakhurst Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 844-OAKHRST (844-625-4778).

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

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The Fund has chosen first-in, first-out as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time.  You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

OTHER INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time because the Fund commenced operations on or about the date of this Prospectus.

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Investment Advisor
Oakhurst Advisors, LLC
9100 Wilshire Boulevard, Suite 360 West
Beverly Hills, California 90212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual Reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report, when available, will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports, when available, are available free of charge on the Fund’s website at www.oakhurstfunds.com. As of the date of this Prospectus, the Fund’s website is not operational. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund at 844-OAKHRST (844-625-4778) or by writing to:

Oakhurst Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.oakhurstfunds.com

Note that as of the date of this Prospectus, the Fund’s website is not operational. You may review and copy information including the Shareholder Reports, when available, and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Reports and other information about the Fund are also available:

• Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
• For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
• For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑23084.)

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